PROMISSORY NOTE


U.S. $250,000.00                                                Denver, Colorado
                                                                     May 7, 1998

     FOR VALUE RECEIVED, GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation ("Maker"), promises to pay to the order of HENG FUNG FINANCE COMPANY LIMITED, a company formed under the laws of Hong Kong, having an address at c/o R A F Financial Corporation, 1700 Lincoln Street, 32nd Floor, Denver, Colorado 80203, or its successors or assigns (sometimes referred to herein as "Holder"), the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS (U.S. $250,000.00) with interest from the date hereof at the rate TWELVE percent (12%) per annum, payable in accordance with terms hereof.

     All payments of interest shall be due and payable on the last day of each month based on the accrued interest for that month.

     The principal sum due, together with all accrued but unpaid interest shall be due, if not sooner paid, on April 15, 1999.

     All payments shall be payable to Holder at the address set forth above, or at such other place as Holder hereof may designate from time to time in writing. All payments shall be first applied to the payment of interest due hereunder, then to the payment of any other sums payable hereunder and finally to the principal amount then remaining unpaid.

     The indebtedness evidenced by this Note may be prepaid in whole or in part without notice, penalty or premium.

     If any payment due hereunder is not received by Holder on or before the seventh (7th) day after such payment is due, then Maker shall be deemed in default hereunder. In the event Maker shall default in any of the payments due hereunder or any other obligations owed to Holder or their successors or assigns, the full amount remaining unpaid hereunder, together with all accrued and unpaid default interest thereon shall, at the option of the Holder, be accelerated and become immediately due and payable.

     This Note is given pursuant to the terms of that certain Loan Agreement between Maker and Holder dated August 12, 1998, but effective for all purposes as of May 7, 1998. A default under the Loan Agreement shall be deemed a default hereunder. Further, in the event of default, Holder shall, in addition to exercising all rights hereunder, be entitled to exercise all rights set forth in the Loan Agreement.

     Maker waives delinquency in collection, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor and all duties or obligations of Holder to effect, protect, perfect, retain or enforce any security for payment of this Note or to proceed against any collateral before otherwise enforcing this Note. This Note shall be binding upon Maker, its successors and assigns.

     Maker unconditionally guarantees prompt satisfaction when due, whether by acceleration or otherwise, of the entire outstanding principal balance and all accrued and unpaid interest, and amounts of any additional advancements of this Note, and further agrees to immediately pay to Holder hereof, upon demand, all losses, costs and expenses (including attorneys' fees) incurred by Holder for collection and enforcement of this Note in the event of default or otherwise.

     Each individual executing this Note represents and warrants that he or she duly is authorized to execute and deliver this Note on behalf of the person or entity for which he or she is so executing and that this Note is binding upon the undersigned Maker in accordance with its terms, except to the extent that enforcement of remedies is limited by applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors' rights generally.

     This Note shall be interpreted and enforced in accordance with the laws of the State of Colorado. In the event of default, Maker consents to the enforcement of this Note in the District Court for the City and County of Denver, Colorado, and waives any rights to contest venue or jurisdiction of that court.


                                            MAKER:

                                            GLOBAL MED TECHNOLOGIES, INC.



                                            By:
                                                --------------------------------
                                            Title:
                                                  ------------------------------
Attest:



By:
   -----------------------------------
Title:
      --------------------------------

                                 PROMISSORY NOTE


U.S. $250,000.00                                                Denver, Colorado
                                                                    June 4, 1998

     FOR VALUE RECEIVED, GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation ("Maker"), promises to pay to the order of HENG FUNG FINANCE COMPANY LIMITED, a company formed under the laws of Hong Kong, having an address at c/o R A F Financial Corporation, 1700 Lincoln Street, 32nd Floor, Denver, Colorado 80203, or its successors or assigns (sometimes referred to herein as "Holder"), the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS (U.S. $250,000.00) with interest from the date hereof at the rate TWELVE percent (12%) per annum, payable in accordance with terms hereof.

     All payments of interest shall be due and payable on the last day of each month based on the accrued interest for that month.

     The principal sum due, together with all accrued but unpaid interest shall be due, if not sooner paid, on April 15, 1999.

     All payments shall be payable to Holder at the address set forth above, or at such other place as Holder hereof may designate from time to time in writing. All payments shall be first applied to the payment of interest due hereunder, then to the payment of any other sums payable hereunder and finally to the principal amount then remaining unpaid.

     The indebtedness evidenced by this Note may be prepaid in whole or in part without notice, penalty or premium.

     If any payment due hereunder is not received by Holder on or before the seventh (7th) day after such payment is due, then Maker shall be deemed in default hereunder. In the event Maker shall default in any of the payments due hereunder or any other obligations owed to Holder or their successors or assigns, the full amount remaining unpaid hereunder, together with all accrued and unpaid default interest thereon shall, at the option of the Holder, be accelerated and become immediately due and payable.

     This Note is given pursuant to the terms of that certain Loan Agreement between Maker and Holder dated August 12, 1998, but effective for all purposes as of May 7, 1998. A default under the Loan Agreement shall be deemed a default hereunder. Further, in the event of default, Holder shall, in addition to exercising all rights hereunder, be entitled to exercise all rights set forth in the Loan Agreement.

     Maker waives delinquency in collection, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor and all duties or obligations of Holder to effect, protect, perfect, retain or enforce any security for payment of this Note or to proceed against any collateral before otherwise enforcing this Note. This Note shall be binding upon Maker, its successors and assigns.

     Maker unconditionally guarantees prompt satisfaction when due, whether by acceleration or otherwise, of the entire outstanding principal balance and all accrued and unpaid interest, and amounts of any additional advancements of this Note, and further agrees to immediately pay to Holder hereof, upon demand, all losses, costs and expenses (including attorneys' fees) incurred by Holder for collection and enforcement of this Note in the event of default or otherwise.

     Each individual executing this Note represents and warrants that he or she duly is authorized to execute and deliver this Note on behalf of the person or entity for which he or she is so executing and that this Note is binding upon the undersigned Maker in accordance with its terms, except to the extent that enforcement of remedies is limited by applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors' rights generally.

     This Note shall be interpreted and enforced in accordance with the laws of the State of Colorado. In the event of default, Maker consents to the enforcement of this Note in the District Court for the City and County of Denver, Colorado, and waives any rights to contest venue or jurisdiction of that court.

                                             MAKER:

                                             GLOBAL MED TECHNOLOGIES, INC.



                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------
Attest:



By:
    ----------------------------------
Title:
      --------------------------------

                                 PROMISSORY NOTE


U.S. $400,000.00                                                Denver, Colorado
                                                                   June 30, 1998

     FOR VALUE RECEIVED, GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation ("Maker"), promises to pay to the order of HENG FUNG FINANCE COMPANY LIMITED, a company formed under the laws of Hong Kong, having an address at c/o R A F Financial Corporation, 1700 Lincoln Street, 32nd Floor, Denver, Colorado 80203, or its successors or assigns (sometimes referred to herein as "Holder"), the principal sum of FOUR HUNDRED THOUSAND DOLLARS (U.S. $400,000.00) with interest from the date hereof at the rate TWELVE percent (12%) per annum, payable in accordance with terms hereof.

     All payments of interest shall be due and payable on the last day of each month based on the accrued interest for that month.

     The principal sum due, together with all accrued but unpaid interest shall be due, if not sooner paid, on April 15, 1999.

     All payments shall be payable to Holder at the address set forth above, or at such other place as Holder hereof may designate from time to time in writing. All payments shall be first applied to the payment of interest due hereunder, then to the payment of any other sums payable hereunder and finally to the principal amount then remaining unpaid.

     The indebtedness evidenced by this Note may be prepaid in whole or in part without notice, penalty or premium.

     If any payment due hereunder is not received by Holder on or before the seventh (7th) day after such payment is due, then Maker shall be deemed in default hereunder. In the event Maker shall default in any of the payments due hereunder or any other obligations owed to Holder or their successors or assigns, the full amount remaining unpaid hereunder, together with all accrued and unpaid default interest thereon shall, at the option of the Holder, be accelerated and become immediately due and payable.

     This Note is given pursuant to the terms of that certain Loan Agreement between Maker and Holder dated August 12, 1998, but effective for all purposes as of May 7, 1998. A default under the Loan Agreement shall be deemed a default hereunder. Further, in the event of default, Holder shall, in addition to exercising all rights hereunder, be entitled to exercise all rights set forth in the Loan Agreement.

     Maker waives delinquency in collection, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor and all duties or obligations of Holder to effect, protect, perfect, retain or enforce any security for payment of this Note or to proceed against any collateral before otherwise enforcing this Note. This Note shall be binding upon Maker, its successors and assigns.

     Maker unconditionally guarantees prompt satisfaction when due, whether by acceleration or otherwise, of the entire outstanding principal balance and all accrued and unpaid interest, and amounts of any additional advancements of this Note, and further agrees to immediately pay to Holder hereof, upon demand, all losses, costs and expenses (including attorneys' fees) incurred by Holder for collection and enforcement of this Note in the event of default or otherwise.

     Each individual executing this Note represents and warrants that he or she duly is authorized to execute and deliver this Note on behalf of the person or entity for which he or she is so executing and that this Note is binding upon the undersigned Maker in accordance with its terms, except to the extent that enforcement of remedies is limited by applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors' rights generally.

     This Note shall be interpreted and enforced in accordance with the laws of the State of Colorado. In the event of default, Maker consents to the enforcement of this Note in the District Court for the City and County of Denver, Colorado, and waives any rights to contest venue or jurisdiction of that court.


                                             MAKER:

                                             GLOBAL MED TECHNOLOGIES, INC.



                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------
Attest:



By:
    ----------------------------------
Title:
      --------------------------------

                                 PROMISSORY NOTE


U.S. $250,000.00                                                Denver, Colorado
                                                                  August 5, 1998

     FOR VALUE RECEIVED, GLOBAL MED TECHNOLOGIES, INC., a Colorado corporation ("Maker"), promises to pay to the order of HENG FUNG FINANCE COMPANY LIMITED, a company formed under the laws of Hong Kong, having an address at c/o R A F Financial Corporation, 1700 Lincoln Street, 32nd Floor, Denver, Colorado 80203, or its successors or assigns (sometimes referred to herein as "Holder"), the principal sum of TWO HUNDRED FIFTY THOUSAND DOLLARS (U.S. $250,000.00) with interest from the date hereof at the rate TWELVE percent (12%) per annum, payable in accordance with terms hereof.

     All payments of interest shall be due and payable on the last day of each month based on the accrued interest for that month.

     The principal sum due, together with all accrued but unpaid interest shall be due, if not sooner paid, on April 15, 1999.

     All payments shall be payable to Holder at the address set forth above, or at such other place as Holder hereof may designate from time to time in writing. All payments shall be first applied to the payment of interest due hereunder, then to the payment of any other sums payable hereunder and finally to the principal amount then remaining unpaid.

     The indebtedness evidenced by this Note may be prepaid in whole or in part without notice, penalty or premium.

     If any payment due hereunder is not received by Holder on or before the seventh (7th) day after such payment is due, then Maker shall be deemed in default hereunder. In the event Maker shall default in any of the payments due hereunder or any other obligations owed to Holder or their successors or assigns, the full amount remaining unpaid hereunder, together with all accrued and unpaid default interest thereon shall, at the option of the Holder, be accelerated and become immediately due and payable.

     This Note is given pursuant to the terms of that certain Loan Agreement between Maker and Holder dated August 12, 1998, but effective for all purposes as of May 7, 1998. A default under the Loan Agreement shall be deemed a default hereunder. Further, in the event of default, Holder shall, in addition to exercising all rights hereunder, be entitled to exercise all rights set forth in the Loan Agreement.

     Maker waives delinquency in collection, demand for payment, presentment for payment, protest, notice of protest, notice of dishonor and all duties or obligations of Holder to effect, protect, perfect, retain or enforce any security for payment of this Note or to proceed against any collateral before otherwise enforcing this Note. This Note shall be binding upon Maker, its successors and assigns.

     Maker unconditionally guarantees prompt satisfaction when due, whether by acceleration or otherwise, of the entire outstanding principal balance and all accrued and unpaid interest, and amounts of any additional advancements of this Note, and further agrees to immediately pay to Holder hereof, upon demand, all losses, costs and expenses (including attorneys' fees) incurred by Holder for collection and enforcement of this Note in the event of default or otherwise.

     Each individual executing this Note represents and warrants that he or she duly is authorized to execute and deliver this Note on behalf of the person or entity for which he or she is so executing and that this Note is binding upon the undersigned Maker in accordance with its terms, except to the extent that enforcement of remedies is limited by applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors' rights generally.

     This Note shall be interpreted and enforced in accordance with the laws of the State of Colorado. In the event of default, Maker consents to the enforcement of this Note in the District Court for the City and County of Denver, Colorado, and waives any rights to contest venue or jurisdiction of that court.


                                             MAKER:

                                             GLOBAL MED TECHNOLOGIES, INC.



                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------
Attest:



By:
    ----------------------------------
Title:
      --------------------------------


                                       2